UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2012

McMoRan Exploration Co.
(Exact name of registrant as specified in its charter)

Delaware	001-07791	72-1424200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Poydras Street
New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (504) 582-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

McMoRan Exploration Co. (McMoRan) posted slides on its web site that will accompany McMoRan’s presentation at the Howard Weil 40th Annual Energy Conference in New Orleans, Louisiana on Tuesday, March 27, 2012 (see exhibit 99.3). The slides are available on McMoRan’s internet web site, www.mcmoran.com.

Item 8.01  Other Events.

McMoRan issued a press release dated March 26, 2012, updating its Davy Jones No. 1 completion status and updating exploration and development activities (see exhibit 99.1).

McMoRan issued a press release dated March 27, 2012, announcing flare at Davy Jones No. 1 with flow rates not yet determinable (see exhibit 99.2).

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McMoRan Exploration Co.

By: /s/ Nancy D. Parmelee
Nancy D. Parmelee
Senior Vice President, Chief Financial Officer
and Secretary
(authorized signatory and Principal
Financial Officer)

Date: March 27, 2012

McMoRan Exploration Co.
Exhibit Index

Exhibit
Number

99.1	Press release dated March 26, 2012, titled “McMoRan Exploration Co. Provides Update on Davy Jones No. 1 Completion and Updates Exploration and Development Activities.”

99.2	Press release dated March 27, 2012, titled “McMoRan Exploration Co. Announces Flare at Davy Jones No. 1 – Flow Rates Not Yet Determinable.”

99.3	Slides to be presented in conjunction with McMoRan’s presentation at the Howard Weil 40th Annual Energy Conference on March 27, 2012.